SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005

PHILADELPHIA CONSOLIDATED HOLDING CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-22280 (Commission File Number)	23-2202671 (I.R.S. Employer Identification No.)

One Bala Plaza, Suite 100, Bala Cynwyd, PA (Address of principal executive offices)	19004 (Zip Code)

Registrant’s telephone number, including area code: (610) 617-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
Exhibit Index
FORM OF STOCK OPTION AWARD AGREEMENT
FORM OF RESTRICTED STOCK AWARD AGREEMENT

Item 1.01. Entry into a Material Definitive Agreement

Pursuant to the Philadelphia Consolidated Holding Corp. Amended and Restated Employees’ Stock Incentive and Performance Based Compensation Plan (the “Plan”), Philadelphia Consolidated Holding Corp. (the “Company”) from time to time may grant stock options and/or shares of restricted stock to its executive officers and certain other employees.

The forms of agreements that the Company uses for grants of stock options and shares of restricted stock under the Plan are attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Form of Stock Option Award Agreement
10.2	Form of Restricted Stock Award Agreement

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILADELPHIA CONSOLIDATED HOLDING CORP.
Date: June 9, 2005	By:	/s/ Craig P. Keller
Craig P. Keller
Executive Vice President, Secretary, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Stock Option Award Agreement
10.2	Form of Restricted Stock Award Agreement